                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11
IN RE: ENRON CORP., ET
AL., DEBTORS
                                       CASE NOS. 01-16033 THROUGH 01-16046,
                                       01-16048, 01-16076, 01-16078, 01-16080,
                                       01-16109 THROUGH 01-16111, 01-16280,
                                       01-16319, 01-16428 THROUGH 01-16431,
                                       01-16467, 01-16483, 02-10007, 02-10038,
                                       02-10059 THROUGH 02-10061, 02-10132,
                                       02-10232, 02-10252, 02-10346, 02-10464,
                                       02-10613, 02-10632, 02-10743, 02-10747,
                                       02-10748, 02-10751, 02-10755, 02-10757,
                                       02-10760, 02-10761, 02-10764, 02-10766,
                                       02-10939, 02-11123, 02-11239, 02-11242,
                                       02-11267, 02-11268, 02-11272, 02-11824,
                                       02-11884, 02-12104 , 02-12105, 02-12106,
                                       02-12347, 02-12398, 02-12400, 02-12402,
                                       02-12403, 02-12902

                                       (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED JUNE 30, 2002

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: October 29, 2002                 By: /s/ Raymond M. Bowen, Jr.
                                          --------------------------------------
                                          Name: Raymond M. Bowen, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR JUNE 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through June 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank. Excludes amounts in restricted cash accounts, such as deposits on account and proceeds held in escrow accounts.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1


                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                  Beginning   3rd Party    3rd Party         Net                Ending
Debtor Company                          Case No.   Balance    Receipts   Disbursements   Intercompany   Other  Balance
--------------                          --------  ---------   ---------  -------------   ------------   -----  -------
Enron Metals & Commodity Corp.          01-16033  $      27   $       2  $          --   $         --   $  --  $    29
Enron Corp.                             01-16034        278          13            (53)           (12)     --      226
Enron North America Corp.               01-16035        475          29             (7)           (27)     --      470
Enron Power Marketing, Inc.             01-16036         --          31            (59)            28      --       --
PBOG Corp.                              01-16037         --          --             --             --      --       --
Smith Street Land Company               01-16038         --          --             (3)             3      --       --
Enron Broadband Services, Inc.          01-16039         --          --             --             --      --       --
Enron Energy Services Operations, Inc.  01-16040         11           4             (6)             6      --       15
Enron Energy Marketing Corp.            01-16041         --          12             --            (12)     --       --
Enron Energy Services, Inc.             01-16042        154          41            (32)             5      --      168
Enron Energy Services, LLC              01-16043         --          --             --             --      --       --
Enron Transportation Services Company   01-16044         --          --             --             --      --       --
BAM Leasing Company                     01-16045         --          --             --             --      --       --
ENA Asset Holdings, L.P.                01-16046          1          --             --             --      --        1
Enron Gas Liquids, Inc.                 01-16048         --          --             --             --      --       --
Enron Global Markets LLC                01-16076         --          --             --             --      --       --
Enron Net Works L.L.C                   01-16078         (1)         --            (11)            11      --       (1)
Enron Industrial Markets LLC            01-16080         --          --             --             --      --       --
Operational Energy Corp.                01-16109         --          --             --             --      --       --
Enron Engineering & Construction Co.    01-16110          1          --             --             --      --        1
Enron Engineering & Operational
 Services Co.                           01-16111         --          --             --             --      --       --
Garden State Paper Company LLC          01-16280          2          --             (1)            --      --        1
Palm Beach Development Company, L.L.C   01-16319         --          --             --             --      --       --
Tenant Services, Inc.                   01-16428          7          --             --             --      --        7
Enron Energy Information
 Solutions, Inc.                        01-16429         --          --             --             --      --       --
EESO Merchant Investments, Inc.         01-16430         --          --             --             --      --       --
Enron Federal Solutions, Inc.           01-16431         --          --             --             --      --       --
Enron Freight Markets Corp.             01-16467          1          --             --             (1)     --       --
Enron Broadband Services, L.P.          01-16483         --          --             --             --      --       --

                           Continued on the next page

                                                                         Table 1


                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                           Beginning  3rd Party     3rd Party         Net              Ending
Debtor Company                                   Case No.   Balance   Receipts    Disbursements   Intercompany  Other  Balance
--------------                                   --------  ---------  ---------   -------------   ------------  -----  -------
Enron Energy Services North America, Inc.        02-10007         --         --              --             --     --       --
Enron LNG Marketing LLC                          02-10038         --         --              --             --     --       --
Calypso Pipeline, LLC                            02-10059         --         --              --             --     --       --
Enron Global LNG LLC                             02-10060         --         --              --             --     --       --
Enron International Fuel Management Company      02-10061         --         --              --             --     --       --
Enron Natural Gas Marketing Corp.                02-10132         --         --              --             --     --       --
ENA Upstream Company LLC                         02-10232         --         --              --             --     --       --
Enron Liquid Fuels, Inc.                         02-10252         --         --              --             --     --       --
Enron LNG Shipping Company                       02-10346          2         --              --             --     --        2
Enron Property & Services Corp.                  02-10464         --         --              (2)             2     --       --
Enron Capital & Trade Resources
 International Corp.                             02-10613          6         16              --             --     --       22
Enron Communication Leasing Corp.                02-10632         --         --              --             --     --       --
Enron Wind Corp.(a)                              02-10743
Enron Wind Systems, Inc.(a)                      02-10747
Enron Wind Energy Systems Corp.(a)               02-10748
Enron Wind Maintenance Corp.(a)                  02-10751
Enron Wind Constructors Corp.(a)                 02-10755
EREC Subsidiary I, LLC                           02-10757         --         --              --             --     --       --
EREC Subsidiary II, LLC                          02-10760         --         --              --             --     --       --
EREC Subsidiary III, LLC                         02-10761         --         --              --             --     --       --
EREC Subsidiary IV, LLC                          02-10764         --         --              --             --     --       --
EREC Subsidiary V, LLC                           02-10766         --         --              --             --     --       --
Intratex Gas Company                             02-10939         --         --              --             --     --       --
Enron Processing Properties, Inc.                02-11123         --         --              --             --     --       --
Enron Methanol Company                           02-11239         --         --              --             --     --       --
Enron Ventures Corp.                             02-11242         --         --              --             --     --       --
Enron Mauritius Company                          02-11267         --         --              --             --     --       --
Enron India Holding Ltd.                         02-11268         --         --              --             --     --       --
Offshore Power Production C.V                    02-11272         --         --              --             --     --       --
The New Energy Trading Company                   02-11824        251         --              --             --     --      251
EES Service Holdings, Inc                        02-11884         --         --              --             --     --       --
Enron Wind Development Corp.(a)                  02-12104
ZWHC, LLC(a)                                     02-12105
Zond Pacific(a)                                  02-12106
Enron Reserve Acquisition Corp.                  02-12347         --         --              --             --     --       --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)  02-12398
Enron Power & Industrial Construction(a)         02-12400
NEPCO Power Procurement Co.(a)                   02-12402
NEPCO Services International, Inc.(a)            02-12403
San Juan Gas Company, Inc.                       02-12902         --         --              --             --     --       --
                                                           ---------  ---------   -------------   ------------  -----  -------

Combined Debtor Entities                                   $   1,215  $     148   $        (174)  $          3  $  --  $ 1,192
                                                           =========  =========   =============   ============  =====  =======


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 2


                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                      Beginning                (Payments)    Ending
Debtor Company                             Case No.    Balance     Accruals     Refunds      Balance
--------------                             --------   ---------    --------    ----------    -------
Enron Metals & Commodity Corp.             01-16033   $       1    $    (18)   $       --    $   (17)
Enron Corp.                                01-16034        (329)        502             1        174
Enron North America Corp.                  01-16035         195        (217)           --        (22)
Enron Power Marketing, Inc.                01-16036          (9)          2            --         (7)
PBOG Corp.                                 01-16037          --          --            --         --
Smith Street Land Company                  01-16038           4          --            --          4
Enron Broadband Services, Inc.             01-16039         (13)        (13)           --        (26)
Enron Energy Services Operations, Inc.     01-16040         (31)          7            --        (24)
Enron Energy Marketing Corp.               01-16041          (4)        (18)           --        (22)
Enron Energy Services, Inc.                01-16042         163        (177)           (1)       (15)
Enron Energy Services, LLC                 01-16043          --         (44)           --        (44)
Enron Transportation
  Services Company                         01-16044          --          --            --         --
BAM Leasing Company                        01-16045          --          --            --         --
ENA Asset Holdings, L.P.                   01-16046          --          --            --         --
Enron Gas Liquids, Inc.                    01-16048          (1)         --            --         (1)
Enron Global Markets LLC                   01-16076          (1)         (1)           --         (2)
Enron Net Works L.L.C                      01-16078          (7)        (10)           --        (17)
Enron Industrial Markets LLC               01-16080          (1)         (1)           --         (2)
Operational Energy Corp.                   01-16109          --          --            --         --
Enron Engineering &
  Construction Co.                         01-16110           1          --            --          1
Enron Engineering &
  Operational Services Co.                 01-16111          --          --            --         --
Garden State Paper Company LLC             01-16280           2          --            --          2
Palm Beach Development Company, L.L.C      01-16319          --          --            --         --
Tenant Services, Inc.                      01-16428          (8)          1            --         (7)
Enron Energy Information Solutions, Inc.   01-16429          --          --            --         --
EESO Merchant Investments, Inc.            01-16430          --          --            --         --
Enron Federal Solutions, Inc.              01-16431          --          --            --         --
Enron Freight Markets Corp.                01-16467          --          --            --         --
Enron Broadband Services, L.P.             01-16483          --          --            --         --

                           Continued on the next page

                                                                         Table 2


                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                             Beginning                (Payments)    Ending
Debtor Company                                    Case No.    Balance     Accruals     Refunds      Balance
--------------                                    --------   ---------    --------    ----------    -------
Enron Energy Services North America, Inc.         02-10007           1          (1)           --         --
Enron LNG Marketing LLC                           02-10038          --          --            --         --
Calypso Pipeline, LLC                             02-10059          --          --            --         --
Enron Global LNG LLC                              02-10060          --          --            --         --
Enron International Fuel Management Company       02-10061          --          --            --         --
Enron Natural Gas Marketing Corp.                 02-10132           3          --            --          3
ENA Upstream Company LLC                          02-10232          --          --            --         --
Enron Liquid Fuels, Inc.                          02-10252          (2)         --            --         (2)
Enron LNG Shipping Company                        02-10346          --          --            --         --
Enron Property & Services Corp.                   02-10464          (1)         --            --         (1)
Enron Capital & Trade Resources
  International Corp.                             02-10613          12         (14)           --         (2)
Enron Communication Leasing Corp.                 02-10632           1          (2)           --         (1)
Enron Wind Corp.(a)                               02-10743
Enron Wind Systems, Inc.(a)                       02-10747
Enron Wind Energy Systems Corp.(a)                02-10748
Enron Wind Maintenance Corp.(a)                   02-10751
Enron Wind Constructors Corp.(a)                  02-10755
EREC Subsidiary I, LLC                            02-10757          --          --            --         --
EREC Subsidiary II, LLC                           02-10760          --          --            --         --
EREC Subsidiary III, LLC                          02-10761          --          --            --         --
EREC Subsidiary IV, LLC                           02-10764          --          --            --         --
EREC Subsidiary V, LLC                            02-10766          --          --            --         --
Intratex Gas Company                              02-10939          --          --            --         --
Enron Processing Properties, Inc.                 02-11123          --          --            --         --
Enron  Methanol Company                           02-11239          (2)         --            --         (2)
Enron Ventures Corp.                              02-11242          --          --            --         --
Enron Mauritius Company                           02-11267          --          --            --         --
Enron India Holding Ltd.                          02-11268          --          --            --         --
Offshore Power Production C.V                     02-11272          --          --            --         --
The New Energy Trading Company                    02-11824          --          --            --         --
EES Service Holdings Inc.                         02-11884          --          --            --         --
Enron Wind Development Corp.(a)                   02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific(a)                                   02-12106
Enron Reserve Acquisition Corp.                   02-12347          14          (1)           --         13
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902          --          --            --         --
                                                             ---------    --------    ----------    -------

Combined Debtor Entities                                     $     (12)   $     (5)   $       --    $   (17)
                                                             =========    ========    ==========    =======


                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 3


                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of June 30, 2002
                                  (In Millions)

                                                          Current
Debtor Company                                 Case No.    1-30     31-60   61-90   91 +    Total
--------------                                 --------   -------   -----   -----   -----   -----
Enron Metals & Commodity Corp.                 01-16033   $    --   $  --   $  --   $  --   $  --
Enron Corp.                                    01-16034        14      --      --       3      17
Enron North America Corp.                      01-16035        19      --      --      --      19
Enron Power Marketing, Inc.                    01-16036        --      --      --      --      --
PBOG Corp.                                     01-16037        --      --      --      --      --
Smith Street Land Company                      01-16038        --      --      --      --      --
Enron Broadband Services, Inc.                 01-16039        --      --      --      --      --
Enron Energy Services Operations, Inc.         01-16040        --      --      --      --      --
Enron Energy Marketing Corp.                   01-16041        --      --      --      --      --
Enron Energy Services, Inc.                    01-16042        --      --      --      --      --
Enron Energy Services, LLC                     01-16043        --      --      --      --      --
Enron Transportation Services Company          01-16044        --      --      --      --      --
BAM Leasing Company                            01-16045        --      --      --      --      --
ENA Asset Holdings, L.P.                       01-16046        --      --      --      --      --
Enron Gas Liquids, Inc.                        01-16048        --      --      --      --      --
Enron Global Markets LLC                       01-16076        --      --      --      --      --
Enron Net Works L.L.C                          01-16078         5      --      --      --       5
Enron Industrial Markets LLC                   01-16080        --      --      --      --      --
Operational Energy Corp.                       01-16109        --      --      --      --      --
Enron Engineering & Construction Co.           01-16110        --      --      --       1       1
Enron Engineering & Operational Services Co.   01-16111        --      --      --      --      --
Garden State Paper Company LLC                 01-16280        --      --      --      --      --
Palm Beach Development Company, L.L.C          01-16319        --      --      --      --      --
Tenant Services, Inc.                          01-16428        --      --      --      --      --
Enron Energy Information Solutions, Inc.       01-16429        --      --      --      --      --
EESO Merchant Investments, Inc.                01-16430        --      --      --      --      --
Enron Federal Solutions, Inc.                  01-16431        --      --      --      --      --
Enron Freight Markets Corp.                    01-16467        --      --      --      --      --
Enron Broadband Services, L.P.                 01-16483        --      --      --      --      --


                           Continued on the next page

                                                                         Table 3


                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of June 30, 2002
                                  (In Millions)

                                                             Current
Debtor Company                                    Case No.    1-30     31-60   61-90   91 +    Total
--------------                                    --------   -------   -----   -----   -----   -----
Enron Energy Services North America, Inc.         02-10007        --      --      --      --      --
Enron LNG Marketing LLC                           02-10038        --      --      --      --      --
Calypso Pipeline, LLC                             02-10059        --      --      --      --      --
Enron Global LNG LLC                              02-10060        --      --      --      --      --
Enron International Fuel Management Company       02-10061        --      --      --      --      --
Enron Natural Gas Marketing Corp.                 02-10132        --      --      --      --      --
ENA Upstream Company LLC                          02-10232        --      --      --      --      --
Enron Liquid Fuels, Inc.                          02-10252        --      --      --      --      --
Enron LNG Shipping Company                        02-10346        --      --      --      --      --
Enron Property & Services Corp.                   02-10464        --      --      --      --      --
Enron Capital & Trade Resources
  International Corp.                             02-10613        --      --      --      --      --
Enron Communication Leasing Corp.                 02-10632        --      --      --      --      --
Enron Wind Corp.(a)                               02-10743
Enron Wind Systems, Inc.(a)                       02-10747
Enron Wind Energy Systems Corp.(a)                02-10748
Enron Wind Maintenance Corp.(a)                   02-10751
Enron Wind Constructors Corp.(a)                  02-10755
EREC Subsidiary I, LLC                            02-10757        --      --      --      --      --
EREC Subsidiary II, LLC                           02-10760        --      --      --      --      --
EREC Subsidiary III, LLC                          02-10761        --      --      --      --      --
EREC Subsidiary IV, LLC                           02-10764        --      --      --      --      --
EREC Subsidiary V, LLC                            02-10766        --      --      --      --      --
Intratex Gas Company                              02-10939        --      --      --      --      --
Enron Processing Properties, Inc.                 02-11123        --      --      --      --      --
Enron  Methanol Company                           02-11239        --      --      --      --      --
Enron Ventures Corp.                              02-11242        --      --      --      --      --
Enron Mauritius Company                           02-11267        --      --      --      --      --
Enron India Holding Ltd.                          02-11268        --      --      --      --      --
Offshore Power Production C.V                     02-11272        --      --      --      --      --
The New Energy Trading Company                    02-11824        --      --      --      --      --
EES Service Holdings Inc.                         02-11884        --      --      --      --      --
Enron Wind Development Corp.(a)                   02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific(a)                                   02-12106
Enron Reserve Acquisition Corp.                   02-12347        --      --      --      --      --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902        --      --      --      --      --
                                                             -------   -----   -----   -----   -----

Combined Debtor Entities                                     $    38   $  --   $  --   $   4   $  42
                                                             =======   =====   =====   =====   =====



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 4


                        Receivables Aging - Non-Commodity
                               As of June 30, 2002
                                  (In Millions)

                                                    Current
Debtor Company                           Case No.    1-30     31-60   61-90    91+    Other    Total
--------------                           --------   -------   -----   -----   -----   -----    -----
Enron Metals & Commodity Corp.           01-16033   $    --   $  --   $  --   $  --   $   1    $   1
Enron Corp.                              01-16034         4       3       4     426      24      461
Enron North America Corp.                01-16035         1      --      --      26      --       27
Enron Power Marketing, Inc.              01-16036        --      --      --      --      --       --
PBOG Corp.                               01-16037        --      --      --      --      --       --
Smith Street Land Company                01-16038        --      --      --      --      --       --
Enron Broadband Services, Inc.           01-16039        --      --       1      16      88      105
Enron Energy Services Operations, Inc.   01-16040        --      --      --      --      28       28
Enron Energy Marketing Corp.             01-16041        --      --      --      --      --       --
Enron Energy Services, Inc.              01-16042        --      --      --      --      13       13
Enron Energy Services, LLC               01-16043        --      --      --      --       4        4
Enron Transportation Services Company    01-16044        --      --      --       1      --        1
BAM Leasing Company                      01-16045        --      --      --      --      --       --
ENA Asset Holdings, L.P.                 01-16046        --      --      --      41      --       41
Enron Gas Liquids, Inc.                  01-16048        --      --      --      --      --       --
Enron Global Markets LLC                 01-16076        --      --      --      --      --       --
Enron Net Works L.L.C                    01-16078        --      --      --       1       2        3
Enron Industrial Markets LLC             01-16080        --      --      --      --      --       --
Operational Energy Corp.                 01-16109        --      --      --       1      --        1
Enron Engineering & Construction Co.     01-16110        --      --      --       2      --        2
Enron Engineering & Operational
 Services Co.                            01-16111        --      --      --      --      --       --
Garden State Paper Company LLC           01-16280        --      --      --      --      12       12
Palm Beach Development Company, L.L.C    01-16319        --      --      --      --      --       --
Tenant Services, Inc.                    01-16428        --      --      --      --      --       --
Enron Energy Information
 Solutions, Inc.                         01-16429        --      --      --      --      --       --
EESO Merchant Investments, Inc.          01-16430        --      --      --      --      --       --
Enron Federal Solutions, Inc.            01-16431        --      --      --      --       5        5
Enron Freight Markets Corp.              01-16467        --      --      --      --      --       --
Enron Broadband Services, L.P.           01-16483        --       1       1       4      (5)       1



                           Continued on the next page

                                                                         Table 4

                               As of June 30, 2002
                                  (In Millions)

                                                             Current
Debtor Company                                    Case No.    1-30     31-60   61-90    91+    Other    Total
--------------                                    --------   -------   -----   -----   -----   -----    -----
Enron Energy Services North America, Inc.         02-10007        --      --      --      10      (1)       9
Enron LNG Marketing LLC                           02-10038        --      --      --      --      --       --
Calypso Pipeline, LLC                             02-10059        --      --      --      --      --       --
Enron Global LNG LLC                              02-10060        --      --      --      --      --       --
Enron International Fuel Management Company       02-10061        --      --      --      --      --       --
Enron Natural Gas Marketing Corp.                 02-10132        --      --      --      --      --       --
ENA Upstream Company LLC                          02-10232        --      --      --      --      --       --
Enron Liquid Fuels, Inc.                          02-10252        --      --      --      --      --       --
Enron LNG Shipping Company                        02-10346        --      --      --      --      --       --
Enron Property & Services Corp.                   02-10464        --      --      --       6      --        6
Enron Capital & Trade Resources
 International Corp.                              02-10613        --      --      --      --       3        3
Enron Communication Leasing Corp.                 02-10632        --      --      --      --      --       --
Enron Wind Corp.(a)                               02-10743
Enron Wind Systems, Inc.(a)                       02-10747
Enron Wind Energy Systems Corp.(a)                02-10748
Enron Wind Maintenance Corp.(a)                   02-10751
Enron Wind Constructors Corp.(a)                  02-10755
EREC Subsidiary I, LLC                            02-10757        --      --      --      --      --       --
EREC Subsidiary II, LLC                           02-10760        --      --      --      --      --       --
EREC Subsidiary III, LLC                          02-10761        --      --      --      --      --       --
EREC Subsidiary IV, LLC                           02-10764        --      --      --      --      --       --
EREC Subsidiary V, LLC                            02-10766        --      --      --      --      --       --
Intratex Gas Company                              02-10939        --      --      --      --      --       --
Enron Processing Properties, Inc.                 02-11123        --      --      --      --      --       --
Enron Methanol Company                            02-11239        --      --      --      --      --       --
Enron Ventures Corp.                              02-11242        --      --      --      --      --       --
Enron Mauritius Company                           02-11267        --      --      --      --      --       --
Enron India Holding Ltd.                          02-11268        --      --      --      --      --       --
Offshore Power Production C.V                     02-11272        --      --      --      --      --       --
The New Energy Trading Company                    02-11824        --      --      --      --      --       --
EES Service Holdings, Inc.                        02-11884        --      --      --      --      --       --
Enron Wind Development Corp.(a)                   02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific(a)                                   02-12106
Enron Reserve Acquisition Corp.                   02-12347        --      --      --      --      --       --
EPC Estate Services, Inc.                         02-12398
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902        --      --      --       1      --        1
                                                             -------   -----   -----   -----   -----    -----

Combined Debtor Entities                                     $     5   $   4   $   6   $ 535   $ 174    $ 724
                                                             =======   =====   =====   =====   =====    =====



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 5


                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                    Beginning              Payments       Other       Ending
Debtor Company                           Case No.    Balance    Billings   Received    Adjustments    Balance
--------------                           --------   ---------   --------   --------    -----------    -------
Enron Metals & Commodity Corp.           01-16033   $       1   $     --   $     --    $        --    $     1
Enron Corp.                              01-16034         457          2         (1)             3        461
Enron North America Corp.                01-16035          28          1         (2)            --         27
Enron Power Marketing, Inc.              01-16036          --         --         --             --         --
PBOG Corp.                               01-16037          --         --         --             --         --
Smith Street Land Company                01-16038          --         --         --             --         --
Enron Broadband Services, Inc.           01-16039         205         --        (52)           (48)       105
Enron Energy Services Operations, Inc.   01-16040          18         --         --             10         28
Enron Energy Marketing Corp.             01-16041          --         --         --             --         --
Enron Energy Services, Inc.              01-16042          13         --         --             --         13
Enron Energy Services, LLC               01-16043           4         --         --             --          4
Enron Transportation Services Company    01-16044           1         --         --             --          1
BAM Leasing Company                      01-16045          --         --         --             --         --
ENA Asset Holdings, L.P.                 01-16046          41         --         --             --         41
Enron Gas Liquids, Inc.                  01-16048          --         --         --             --         --
Enron Global Markets LLC                 01-16076          --         --         --             --         --
Enron Net Works L.L.C                    01-16078           3         --         --             --          3
Enron Industrial Markets LLC             01-16080          --         --         --             --         --
Operational Energy Corp.                 01-16109           1         --         --             --          1
Enron Engineering & Construction Co.     01-16110           4         --         --             (2)         2
Enron Engineering & Operational
 Services Co.                            01-16111          --         --         --             --         --
Garden State Paper Company LLC           01-16280           6         --         --              6         12
Palm Beach Development Company, L.L.C    01-16319          --         --         --             --         --
Tenant Services, Inc.                    01-16428          --         --         --             --         --
Enron Energy Information
 Solutions, Inc.                         01-16429          --         --         --             --         --
EESO Merchant Investments, Inc.          01-16430          --         --         --             --         --
Enron Federal Solutions, Inc.            01-16431           6         --         --             (1)         5
Enron Freight Markets Corp.              01-16467          --         --         --             --         --
Enron Broadband Services, L.P.           01-16483           1          1         --             (1)         1



                           Continued on the next page

                                                                         Table 5


                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended June 30, 2002
                                  (In Millions)

                                                             Beginning               Payments       Other       Ending
Debtor Company                                    Case No.    Balance    Billings    Received    Adjustments    Balance
--------------                                    --------   ---------   --------    --------    -----------    -------
Enron Energy Services North America, Inc.         02-10007           9         --          --             --          9
Enron LNG Marketing LLC                           02-10038          --         --          --             --         --
Calypso Pipeline, LLC                             02-10059          --         --          --             --         --
Enron Global LNG LLC                              02-10060          --         --          --             --         --
Enron International Fuel Management Company       02-10061          --         --          --             --         --
Enron Natural Gas Marketing Corp.                 02-10132          --         --          --             --         --
ENA Upstream Company LLC                          02-10232          --         --          --             --         --
Enron Liquid Fuels, Inc.                          02-10252          --         --          --             --         --
Enron LNG Shipping Company                        02-10346          --         --          --             --         --
Enron Property & Services Corp.                   02-10464           6         --          --             --          6
Enron Capital & Trade Resources
   International Corp.                            02-10613           3         --          --             --          3
Enron Communication Leasing Corp.                 02-10632          --         --          --             --         --
Enron Wind Corp.(a)                               02-10743
Enron Wind Systems, Inc.(a)                       02-10747
Enron Wind Energy Systems Corp.(a)                02-10748
Enron Wind Maintenance Corp.(a)                   02-10751
Enron Wind Constructors Corp.(a)                  02-10755
EREC Subsidiary I, LLC                            02-10757          --         --          --             --         --
EREC Subsidiary II, LLC                           02-10760          --         --          --             --         --
EREC Subsidiary III, LLC                          02-10761          --         --          --             --         --
EREC Subsidiary IV, LLC                           02-10764          --         --          --             --         --
EREC Subsidiary V, LLC                            02-10766          --         --          --             --         --
Intratex Gas Company                              02-10939          --         --          --             --         --
Enron Processing Properties, Inc.                 02-11123          --         --          --             --         --
Enron Methanol Company                            02-11239          --         --          --             --         --
Enron Ventures Corp.                              02-11242          --         --          --             --         --
Enron Mauritius Company                           02-11267          --         --          --             --         --
Enron India Holding Ltd.                          02-11268          --         --          --             --         --
Offshore Power Production C.V                     02-11272          --         --          --             --         --
The New Energy Trading Company                    02-11824          --         --          --             --         --
EES Services Holdings, Inc.                       02-11884          --         --          --             --         --
Enron Wind Development Corp.(a)                   02-12104
ZWHC, LLC(a)                                      02-12105
Zond Pacific(a)                                   02-12106
Enron Reserve Acquisition Corp.                   02-12347          --         --          --             --         --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902           1         --          --             --          1
                                                             ---------   --------    --------    -----------    -------

Combined Debtor Entities                                     $     808   $      4    $    (55)   $       (33)   $   724
                                                             =========   ========    ========    ===========    =======



                        Continued from the previous page


(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 6


                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of June 30, 2002
                                  (In Millions)


Debtor Company                           Case No.   Receivables    Payables
--------------                           --------   -----------    --------
Enron Metals & Commodity Corp.           01-16033   $         3    $      8
Enron Corp.                              01-16034            --          --
Enron North America Corp.                01-16035         1,090       1,951
Enron Power Marketing, Inc.              01-16036           342         520
PBOG Corp.                               01-16037            --          --
Smith Street Land Company                01-16038            --          --
Enron Broadband Services, Inc.           01-16039            --          --
Enron Energy Services Operations, Inc.   01-16040           274         281
Enron Energy Marketing Corp.             01-16041           172          35
Enron Energy Services, Inc.              01-16042           830         216
Enron Energy Services, LLC               01-16043            --          --
Enron Transportation Services Company    01-16044            --          --
BAM Leasing Company                      01-16045            --          --
ENA Asset Holdings, L.P.                 01-16046            --          --
Enron Gas Liquids, Inc.                  01-16048            28          43
Enron Global Markets LLC                 01-16076            --          --
Enron Net Works L.L.C                    01-16078            --          --
Enron Industrial Markets LLC             01-16080            --          --
Operational Energy Corp.                 01-16109            --          --
Enron Engineering & Construction Co.     01-16110            --          --
Enron Engineering & Operational
  Services Co.                           01-16111            --          --
Garden State Paper Company LLC           01-16280             6          30
Palm Beach Development Company, L.L.C    01-16319            --          --
Tenant Services, Inc.                    01-16428            (1)         26
Enron Energy Information
  Solutions, Inc.                        01-16429            --          --
EESO Merchant Investments, Inc.          01-16430            --          --
Enron Federal Solutions, Inc.            01-16431            --          --
Enron Freight Markets Corp.              01-16467             5           4
Enron Broadband Services, L.P.           01-16483            --          --



                           Continued on the next page

                                                                         Table 6


                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of June 30, 2002
                                  (In Millions)


Debtor Company                                    Case No.   Receivables   Payables
--------------                                    --------   -----------   --------
Enron Energy Services North America, Inc.         02-10007            --         --
Enron LNG Marketing LLC                           02-10038            --         --
Calypso Pipeline, LLC                             02-10059            --         --
Enron Global LNG LLC                              02-10060            --         --
Enron International Fuel Management Company       02-10061            --         --
Enron Natural Gas Marketing Corp.                 02-10132            --         15
ENA Upstream Company LLC                          02-10232            31         68
Enron Liquid Fuels, Inc.                          02-10252            18         25
Enron LNG Shipping Company                        02-10346             1         --
Enron Property & Services Corp.                   02-10464            --         --
Enron Capital & Trade Resources
   International Corp.                            02-10613            64         69
Enron Communication Leasing Corp.                 02-10632            --         --
Enron Wind Corp.(a)                               02-10743
Enron Wind Systems, Inc.(a)                       02-10747
Enron Wind Energy Systems Corp.(a)                02-10748
Enron Wind Maintenance Corp.(a)                   02-10751
Enron Wind Constructors Corp.(a)                  02-10755
EREC Subsidiary I, LLC                            02-10757            --         --
EREC Subsidiary II, LLC                           02-10760            --         --
EREC Subsidiary III, LLC                          02-10761            --         --
EREC Subsidiary IV, LLC                           02-10764            --         --
EREC Subsidiary V, LLC                            02-10766            --         --
Intratex Gas Company                              02-10939            --         --
Enron Processing Properties, Inc.                 02-11123            --         --
Enron Methanol Company                            02-11239            --         --
Enron Ventures Corp.                              02-11242            --         --
Enron Mauritius Company                           02-11267            --         --
Enron India Holding Ltd.                          02-11268            --         --
Offshore Power Production C.V                     02-11272            --         --
The New Energy Trading Company                    02-11824            --         --
EES Service Holdings, Inc.                        02-11884            --         --
Enron Wind Development Corp.(a)                   02-12104            --         --
ZWHC, LLC(a)                                      02-12105            --         --
Zond Pacific(a)                                   02-12106            --         --
Enron Reserve Acquisition Corp.                   02-12347            37         --
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.)(a)   02-12398
Enron Power & Industrial Construction(a)          02-12400
NEPCO Power Procurement Co.(a)                    02-12402
NEPCO Services International, Inc.(a)             02-12403
San Juan Gas Company, Inc.                        02-12902            --         --
                                                             -----------   --------

Combined Debtor Entities                                     $     2,900   $  3,291
                                                             ===========   ========



                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 7


                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended June 30, 2002
                                  (In Millions)


                                                           Asset                     Book
Company                            Date Closed          Description                  Value          Proceeds
-------                            -----------          -----------                  -----          --------
Debtor Companies
None.

Non-Debtor Companies
Enron Caribbean Holdings Ltd.        6/07/02       100% ownership of Enron            $28             $18
                                                   (St. Lucia) International
                                                   Business Corporation (owner
                                                   of I.G.L. Limited)



Note:

In June 2002, Azurix Corp. (an unconsolidated affiliate of Enron Corp.) through certain subsidiaries completed the sale of (1) Azurix Cancun SRL and Azurix Mexico City SRL for approximately for $46 million in cash proceeds, (2) notes receivable from Azurix Cancun SRL and Azurix Mexico City SRL for approximately $48 million in cash proceeds and (3) Azurix Madera Corp. for approximately $10 million in cash proceeds. The net proceeds from these sales remain at Azurix.